UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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F5, Inc.
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*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V83015-P41763 Fiscal Year 2025 Annual Meeting Vote by March 11, 2026 11:59 PM ET F5, INC. You invested in F5, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 12, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 26, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* March 12, 2026 11:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/FFIV2026

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

F5, INC.

Fiscal Year 2025 Annual Meeting
Vote by March 11, 2026
11:59 PM ET

	Voting Items	Board Recommends
1.	To elect eight (8) directors nominated by the Board to hold office until the annual meeting of shareholders for fiscal year 2026.	
	Nominees:	
1a.	Marianne N. Budnik	For
1b.	Elizabeth L. Buse	For
1c.	Michel Combes	For
1d.	Tami Erwin	For
1e.	Julie M. Gonzalez	For
1f.	François Locoh-Donou	For
1g.	Maya McReynolds	For
1h.	Nikhil Mehta	For
2.	Approve the F5, Inc. 2026 Incentive Award Plan.	For
3.	Advisory vote to approve the compensation of our named executive officers.	For
4.	Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V83016-P41763